UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 27, 2011

W.W. Grainger, Inc.
(Exact name of Registrant as Specified in its Charter)

Illinois	1-5684	36-1150280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois  60045
(Address of Principal Executive Offices and Zip Code)

(847) 535-1000
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

An annual meeting of shareholders of the Company was held on April 27, 2011. At that meeting:

(a)
Management’s nominees were elected directors for the ensuing year.  Of the 69,444,333 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares as to which authority to vote in the election was withheld, and the number of broker non-votes were as follows with respect to each of the nominees:

Name	Shares Voted For Election	Shares as to Which Voting Authority Withheld	Broker Non-Votes
B. P. Anderson	58,439,183	426,211	3,642,603
W. H. Gantz	58,413,852	451,542	3,642,603
V. A. Hailey	58,707,675	157,719	3,642,603
W. K. Hall	57,130,807	1,734,587	3,642,603
S. L. Levenick	57,442,981	1,422,413	3,642,603
J. W. McCarter, Jr.	57,115,704	1,749,690	3,642,603
N. S. Novich	58,466,356	399,038	3,642,603
M. J. Roberts	58,425,721	439,673	3,642,603
G. L. Rogers	58,739,978	125,416	3,642,603
J. T. Ryan	57,556,746	1,308,648	3,642,603
E. S. Santi	57,458,845	1,406,549	3,642,603
J. D. Slavik	57,175,709	1,689,685	3,642,603

(b)
A proposal to ratify the appointment of Ernst & Young LLP as independent auditor of Grainger for the year ending December 31, 2011, was approved.  Of the 69,444,333 shares present or represented by proxy at the meeting, 62,286,566 shares were voted for the proposal, 183,756 shares were voted against the proposal and 37,675 shares abstained from voting with respect to the proposal.

(c)
A non-binding advisory proposal to approve the compensation of the Company’s Named Executive Officers was approved.  Of the 69,444,333 shares present or represented by proxy at the meeting, 57,144,414 shares were voted for the proposal, 1,231,095 shares were voted against the proposal and 489,885 shares abstained from voting with respect to the proposal.  There were 3,642,603 broker non-votes.

(d)
A non-binding advisory proposal to select the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers was voted on.  Of the 69,444,333 shares present or represented by proxy at the meeting, 52,293,239 shares were voted for one year, 242,352 shares were voted for two years, 5,784,469 shares were voted for three years and 545,334 shares abstained from voting with respect to the proposal.  There were 3,642,603 broker non-votes.  Consistent with the preferred frequency expressed by the shareholders, the Company has determined to hold a non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers every year, until the next required vote on the frequency of such non-binding advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 29, 2011

W.W. GRAINGER, INC.

By:/s/ John L. Howard
John L. Howard
Senior Vice President and
General Counsel